Exhibit 99.2

The following is a transcript of an audio presentation by Robert B. Goergen, Jr., the President and Chief Executive Officer of Blyth, Inc. (“Blyth”), which was made publicly available on Blyth’s internal website on August 31, 2015.

Good morning everyone, this is Rob Goergen. Thank you for taking a moment to listen to this message.

By now, you may have seen the note I sent around this morning about our agreement to sell Blyth to The Carlyle Group. Whether you have had a chance to read my email or not, I wanted to speak personally to you about this important and exciting moment – truly a milestone in our 45 year history.

Today we announced that Blyth will be acquired by Carlyle in a public stock market tender offer followed by a second step merger. After this transaction closes, which we expect to be in October, Blyth will no longer be a public company. But we will gain in The Carlyle Group trusted partners who can help us get to the next level.

First a few words about those new partners: The Carlyle Group, founded in 1987 in Washington, D.C., is a global investment firm with deep industry expertise and a culture of collaboration. Carlyle has grown into one of the largest and most successful alternative investment managers, with more than 1,700 professionals operating in 35 offices around the world and assets of $193 billion dollars. The firm’s more than 700 investment professionals operate on six continents with local knowledge and relationships across a variety of industry sectors.

More specifically – and this was critical in our decision to work with them – Carlyle has a long and proven track record of growing consumer companies, including, among others, Dunkin’ Brands, Hertz and Moncler.

We spent considerable time with Carlyle throughout this process, and because of this, I’m confident they understand what our team has accomplished and support our vision for the future. Carlyle can build on our own strong consumer relationships, and I strongly believe they are the right partners to take the PartyLite and Silver Star Brands to the next level of creativity, product innovation and global growth.

And most important for all of you, we – and I should note that the board of directors unanimously approved the transaction – believe this partnership is in the best interests of our public shareholders, our customers, our sales consultants and you, our employees.

After the sale of Blyth is completed, we don’t expect you’ll notice any huge changes right away, and our goal remains the same: to build a best-in-class global business. Together, Carlyle and Blyth management expect to increase our investment in product development, grow our employee and consultant base, and fully leverage the global footprints of both firms. This has been typical of Carlyle’s approach with other companies they have owned. Their goal is to make money for their investors, but they believe the best way to achieve this is to work together with company management to make those companies better.

Finally, a personal note: My father, Bob Goergen, our executive chairman, founded this company four decades ago, and my family has been deeply involved in Blyth ever since. We know many of you by name, and this company could not have evolved from its modest beginnings to the vibrant company we have become without all of your hard work. While we as a family will no longer be shareholders, we know we are entrusting this company to capable and judicious hands in Carlyle.

So this concludes my message to you today. Thank you for your time and attention and for your continued focus on and commitment to Blyth and it customers. We will be keeping you posted as we move forward, have a great day.

Additional Information

The tender offer for the outstanding common stock of Blyth, Inc. (“Blyth”) has not yet commenced. This communication is not an offer to purchase or a solicitation of an offer to sell shares of Blyth’s common stock. The solicitation and the offer to purchase shares of Blyth’s common stock will only be made pursuant to an offer to purchase and related materials that an affiliate of The Carlyle Group intends to file with the Securities and Exchange Commission (the “SEC”). At the time the tender offer is commenced, an affiliate of The Carlyle Group will file a Tender Offer Statement on Schedule TO with the SEC, and Blyth will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. BLYTH STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. Investors and stockholders may obtain free copies of the Schedule TO and Schedule 14D-9, as each may be amended or supplemented from time to time, and other documents filed by the parties (when available), at the SEC’s web site at www.sec.gov or by contacting Blyth’s Investor Relations Department either by mail at One East Weaver Street, Greenwich, CT 06831, by telephone at (203) 552-6630 or by e-mail at sflinn@blyth.com.

Forward-Looking Statements

This communication contains forward-looking statements regarding, among other things, statements related to expectations, goals, plans, objectives and future events. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate”, “contemplate”, “target” or “believe” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. Various factors could adversely affect Blyth’s operations, business or financial results in the future and cause its actual results to differ materially from those contained in the forward-looking statements. The forward looking statements contained herein include assumptions about Blyth’s operations, and certain plans, activities or events which Blyth expects will or may occur in the future. Risks and uncertainties related to the proposed transactions include, among others: (1) uncertainties as to how many stockholders will tender their stock in the offer, (2) the possibility that competing offers will be made, (3) the ability to obtain requisite regulatory approvals required to complete the proposed transactions, (4) the satisfaction of the conditions to the consummation of the proposed transactions, (5) the timing of the completion of the proposed transactions and (6) the potential impact of the announcement or consummation of the proposed transactions on Blyth’s relationships, including with employees, consultants, suppliers, customers, landlords and sourcing agents. With respect to Blyth, please also refer to those factors discussed in detail in the “Risk Factors” sections contained in Blyth’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 16, 2015 and in Blyth’s subsequently filed Quarterly Reports on Form 10-Q. With respect to The Carlyle Group, please also refer to those factors discussed in detail in the “Risk Factors” section contained in The Carlyle Group’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on February 26, 2015. Given these uncertainties, undue reliance should not be placed on these forward-looking statements and Blyth and The Carlyle Group caution investors that any forward-looking statements made by Blyth and The Carlyle Group are not guarantees of future performance or events. There can be no assurance that the tender offer, merger or other any other transaction will be consummated. The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the control of Blyth and The Carlyle Group. All forward-looking statements are as of the date of this communication only and neither Blyth nor The Carlyle Group undertakes any obligation to release any revisions to these forward-looking statements publicly to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.